UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2006 (August 9, 2006)

VWR INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	333-118658 (Commission File Number)	91-1319190 (I.R.S. Employer Identification No.)

1310 Goshen Parkway
P.O. Box 2656
West Chester, PA	19380
(Address of principal executive offices)	(zip code)

 (610) 431-1700

(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     REGULATION FD DISCLOSURE

On August 9, 2006, VWR International, Inc. (the “Company”) issued a press release announcing that the Company will have a conference call on August 15, 2006 to discuss its financial results for the quarter ended June 30, 2006 and the outlook for 2006.  A copy of the press release issued by the Company on August 9, 2006 is attached hereto as Exhibit 99.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  Exhibits

Exhibit 99.1	Press release issued by the Company on August 9, 2006 titled “VWR International, Inc. to Hold Second Quarter 2006 Financial Results Conference Call.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VWR INTERNATIONAL, INC.

Date: August 10, 2006	By:	/s/ JACK L. WYSZOMIERSKI
Name: Jack L. Wyszomierski
Title: Executive Vice President and Chief Financial Officer